SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549





                                  FORM 8-K

                               CURRENT REPORT





                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934





                                June 17, 1999
                              (Date of report)




                           STAR TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)





            Delaware                      0-13318               93-0794452
(State or other jurisdiction of    (Commission File No.)     (I.R.S. employer
incorporation or organization)                            identification no.)




                           1151-A Seven Locks Road
                             Potomac, MD  20854
                  (Address of principal executive offices)
                                 (Zip Code)




                               (301) 315-0240
            (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENT

        Star Technologies, Inc. (the "Registrant") reported in a press release dated June 15, 1999, that the June 21, 1999 Annual Shareholders Meeting of Star Technologies, Inc. has been rescheduled for September 1999. Notice of the rescheduled 1999 Annual Meeting and Proxy Statement and the Annual Report on Form 10-K will be mailed to all shareholders in advance of the September meeting.


ITEM 7:  EXHIBIT INDEX

        Exhibit 99 - June 15, 1999 Press Release

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               STAR TECHNOLOGIES, INC.


Dated:  June 17, 1999          By: /s/ Brenda A. Potosnak
                                   Brenda A. Potosnak
                                   Vice President of Finance and
                                   Administration, Secretary, Treasurer,
                                   and Chief Financial Officer